PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated September 20, 2021
to Prospectus dated June 15, 2021

This supplement updates certain information contained in the prospectus and statement of additional information for your variable annuity contract issued by Prudential Annuities Life Assurance Corporation (PALAC). All terms not defined in this supplement shall have the same meanings as the terms used in the prospectuses and statements of additional information.

On September 15, 2021, Prudential Financial, Inc. (“Prudential”), the parent company of Prudential Annuities, Inc. (“Prudential Annuities”) and Fortitude Group Holdings, LLC (“Fortitude”) announced that they have entered into a definitive agreement under which Prudential will sell all of its outstanding shares of PALAC to Fortitude (the “Transaction”). The Transaction is expected to close in the first half of 2022, subject to receipt of regulatory approvals and satisfaction of other closing conditions.

As part of the Transaction, subject to receipt of regulatory approvals, Pruco Life Insurance Company will reinsure benefits provided under the annuity contracts. Prudential Annuities Distributors, Inc. (the “Distributor”) will continue to be the principal underwriter of the annuity contracts issued by PALAC. Following the close of the Transaction, The Prudential Insurance Company of America will service and administer the contracts on behalf of PALAC. Subject to regulatory approvals, Prudential also intends to offer FlexGuard Income contract owners the option to change the issuer of their contract to another Prudential subsidiary, with further details to be provided to applicable customers. This statement does not constitute an offer of novation or exchange with respect to any insurance policies or contracts.

Fortitude is an independent company backed by a consortium of sophisticated, long-term oriented institutional investors led by The Carlyle Group and T&D Insurance Group.

For additional information about the Transaction, please visit www.prudential.com/annuities-transaction.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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